SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): November 23, 2002

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                     File No. 1-8009               36-3060977
(State of incorporation)     (Commission File Number)      (IRS Employer
                                                           Identification No.)




6718 West Plank Road, Peoria, Illinois                      61604
(Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code:      (309) 697-4400

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Item 5.   OTHER EVENTS

On November 25, 2002, ROHN Industries, Inc. issued a press release. The press release is attached hereto as Exhibit 99.2.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

On November 23, 2002, Michael E. Levine, Chairman of the Board of Directors of ROHN Industries, Inc., and John H. Laeri, Jr. and Gene Locks, directors of ROHN Industries, Inc., each resigned from his position as a director of ROHN Industries, Inc. In connection with their resignations, each of Messrs. Laeri, Levine and Locks submitted a letter to ROHN Industries, Inc. relating to his resignation. The letters of Messrs. Laeri, Levine and Locks are attached hereto as Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5, respectively.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)       Exhibits


                    Exhibit 99.1 Cautionary statement regarding risks and uncertainties relating to our forward looking statements (incorporated herein by reference to Exhibit 99.1 to ROHN's Annual Report on Form 10-K for the fiscal year ended December 31, 2001).

                    Exhibit 99.2 Press Release, dated November 25, 2002, issued by ROHN Industries, Inc.

                    Exhibit 99.3 Letter from John H. Laeri, Jr., dated November 23, 2002.

                    Exhibit 99.4 Letter from Michael E. Levine, dated November 23, 2002.

                    Exhibit 99.5   Letter from Gene Locks, dated November 23,
                                   2002.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ROHN INDUSTRIES, INC.



Dated:  December 2, 2002              By:   /s/ Alan R. Dix
                                          ---------------------------------
                                            Alan R. Dix
                                            Vice President and
                                            Chief Financial Officer